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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 24, 1999





                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-67329                   06-1442101
---------------------------    -----------------        -----------------------
State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)           File Number)              Identification No.)


      600 Steamboat Road
    Greenwich, Connecticut                                     06830
-----------------------------------                     -----------------------
   (Address of Principal                                     (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (203) 622-2700

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


Item 5.  Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating New Century Home Equity Loan Trust, Series 1999-NCA.

     In connection with the offering of the New Century Home Equity Loan Trust, Series 1999-NCA, Greenwich Capital Markets, Inc.( "Greenwich Capital"), as the Underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Greenwich Capital with certain information regarding the characteristics of the Home Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated June 24, 1999.

Incorporation of Certain Documents by Reference

     The consolidated financial statements of Financial Security Assurance Inc. (the "Note Insurer"), a wholly owned subsidiary of Financial Security
Assurance Holdings Ltd. ("Holdings"), and its subsidiaries as of December 31, 1998 and December 31, 1997 and for each of the three years in the period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Holdings for the year ended December 31, 1998 and the consolidated financial statements of the
Note Insurer and its subsidiaries as of March 31, 1999 and for the three month periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Holdings for the period ended March 31, 1999, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for New Century Home
Equity Loan Trust, Series 1999-NCA, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.

----------------
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 21, 1999 and the prospectus supplement dated June 21, 1999, of Financial Asset Securities Corp., relating to its New Century Home Equity Loan Trust, Series 1999-NCA.

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

         99.2     Computational Materials.
                  filed on Form SE dated June 24, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FINANCIAL ASSET SECURITIES CORP.



                                  By:  /s/         James Raezer
                                       ----------------------------------------
                                       Name:  James Raezer
                                              Title:  Vice President



Dated:  June 24, 1999


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Exhibit Index
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Exhibit                                                     Page
-------                                                     ----

23.1     Consent of PricewaterhouseCoopers LLP

99.2     Computational Materials filed on Form SE dated June 24, 1999.

                                                                   Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS



          We consent to the incorporation by reference in the Prospectus Supplement of New Century Home Equity Loan Trust, Series 1999-NCA relating to the Asset Backed Pass-Through Certificates, of our report dated January 26, 1999, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts".



                                         By:  /s/  PricewaterhouseCoopers LLP
                                              ---------------------------------
                                              Name:  PricewaterhouseCoopers LLP



June 21, 1999

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                                  June 25, 1999


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Financial Asset Securities Corp.
                           New Century Home Equity Loan Trust,
                           Series 1999-NCA
                           -----------------------------------

Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.



                                             Very truly yours,

                                             /s/ Edward B. Locke

                                             Edward B. Locke


Enclosure